Fees Summary	Sep. 05, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 8,370.62
Total Fee Amount	8,706.31
Total Transaction Valuation	56,866,799.40
Total Offset Amount	0.00
Net Fee	$ 335.69